UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

BARNES & NOBLE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2021, Barnes & Noble Education, Inc. (the “Company”) entered into a Third Amendment and Waiver to Credit Agreement and First Amendment to Security Agreement (the “Amendment”) to the Credit Agreement, dated as of August 3, 2015 (as amended prior to the Amendment, the “Credit Agreement”), among the Company, as the lead borrower, the other borrowers party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent for the lenders.

The Amendment waives the FILO availability test condition to borrowing of the FILO loan under the credit agreement on April 1, 2021. The Amendment also (i) increases the interest rate from the existing rate in the Credit Agreement by 25 basis points at each level of the existing pricing grid, (ii) institutes a minimum availability financial covenant at all times while the FILO Loan is outstanding of no less than the greater of 10% of the aggregate loan cap (which is the lesser of (a) the aggregate revolver commitment plus the aggregate FILO commitment under the Credit Agreement and (b) the borrowing base plus the outstanding FILO loan) and $25 million, (iii) institutes an anti-cash hoarding provision while the FILO loan is outstanding, which requires the Company to pay down the revolver to the extent cash is in excess of $50 million, subject to certain exclusions, (iv) expands the security interest granted to the lenders party to the Credit Agreement to all assets from the previous current asset collateral package, (v) prohibits acquisitions and payment of dividends while the FILO loan is outstanding and (vi) certain other changes set forth in the Amendment.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 and incorporated by reference in its entirety in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated by reference.

Item 7.01	Regulation FD Disclosure.

As previously disclosed, in December 2020, the Company entered into a new merchandising partnership with Fanatics Retail Group Fulfillment, LLC, Inc. (“Fanatics”) and Fanatics Lids College, Inc. (“FLC”). The Company will leverage Fanatics’ e-commerce technology and expertise for the operational management of the emblematic merchandise and gift sections of our campus store websites. FLC will manage in-store assortment planning and merchandising of emblematic apparel, headwear, and gift products for our partner campus stores.

On April 4, 2021, as contemplated by the partnership, FLC closed on the purchase of the Company’s logo and emblematic general merchandise inventory. The purchase price represents an estimate of the cost of the Company’s inventory being purchased and is subject to adjustment as inventory positions are reconciled. The final purchase price for the Company’s logo and emblematic general merchandise inventory will be disclosed in the Company’s Annual Report on Form 10-K, to be filed on or around July 1, 2021.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and information relating to us and our business that are based on the beliefs of our management as well as assumptions made by and information currently available to our management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

Such statements reflect our current views with respect to future events, the outcome of which is subject to certain risks, including our ability to successfully execute the merchandising partnership, as well as those detailed in the Company’s Form 10-K, Form 10-Q and Form 8-K reports and exhibits to those reports.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Third Amendment and Waiver to Credit Agreement and First Amendment to Security Agreement, dated as of March 31, 2021, among Barnes & Noble Education, Inc., as the lead borrower, the other borrowers party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent for the lenders, to the Credit Agreement, dated as of August 3, 2015.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 5, 2021

BARNES & NOBLE EDUCATION, INC.

By:	/s/ Thomas D. Donohue
Name:	Thomas D. Donohue
Title:	Chief Financial Officer